                      SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC

                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                 AUGUST 7, 2001

                        COMMISSION FILE NUMBER: 0-23256

                               JAMESON INNS, INC.

                Georgia                                           58-2079583
(State or other Jurisdiction of Incorporated or       (I.R.S. employer identification no.)
             Organization)

        8 Perimeter Center East                                  770-901-9020
              Suite 8050                             (Registrant's Telephone Number Including
          Atlanta, GA  30346                                       area code)
 (Address of Principal Executive Offices)
               (Zip Code)

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ITEM 5.  OTHER EVENTS

On August 7, 2001, Jameson Inns, Inc. issued a press release announcing that its operating results for the second quarter ended June 30, 2001. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1  Press Release Announcing Record Second Quarter 2001 Operating Results
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                     JAMESON INNS, INC.
Dated as of August 7, 2001
                                     By: Craig R. Kitchin

                                     /s/ Craig R Kitchin
                                     -----------------------------------------

                                     Its:  President & Chief Financial Officer